UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2009

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following (1) expected cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) fluctuations in real estate values; (7) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (9) our ability to access cost-effective funding; (10) changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) the costs, effects and outcomes of litigation; (13) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities and other governmental initiatives affecting the financial services industry; (14) changes in accounting principles, policies or guidelines; (15) our future acquisitions of other depository institutions or lines of business; and 16) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

2

Investor Presentation Mitchell Feiger, Chief Executive Officer and President Jill E. York, Vice President and Chief Financial Officer March 2009 NASDAQ: MBFI

Forward looking statements When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following (1) expected cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) fluctuations in real estate values; (7) the ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (8) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (9) our ability to access cost-effective funding; (10) changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) the costs, effects and outcomes of litigation; (13) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities and other governmental initiatives affecting the financial services industry; (14) changes in accounting principles, policies or guidelines; (15) our future acquisitions of other depository institutions or lines of business; and 16) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

MB Financial is a leading commercial bank serving the Chicago market Source: SNL Financial, Company management Note: Business line financial data as of December 31, 2008 Provides much of the funding for commercial lending business Provides 60% of deposits and 15% of loans +9% CAGR Key differentiation attributes include convenience, ATM freedom and extended deposit cut-off times Retail Banking Rapidly growing private bank that targets wealthy individuals ($3.3bn AUM) Asset Management and Trust focus with recent acquisition of Cedar Hill Associates Vision Investment Services provides brokerage services through branch network Wealth Management Largest, most developed business unit, drives company performance (+15% CAGR) Loans to middle-market companies with revenues ranging from $5 to $100mm Double digit organic growth Treasury management products for companies of all sizes Commercial Banking Lines of business Chicago MSA MB Financial Bank, N.A. Former Heritage Community Bank Offices Kane DeKalb La Salle Kendall Grundy Will Cook DuPage Lake McHenry Chicago Branches strategically located to have access to 79% of middle market companies

Commercial Banking 1 +15% CAGR2 1 FOBB merger added $632mm in commercial-related loans. 2 Excludes impact of FOBB merger. Including FOBB CAGR = 17%. $826 $1,081 $1,190 $1,416 $1,709 $1,977 $2,656 $2,819 $3,111 $718 $717 $775 $848 $944 $1,039 $1,413 $1,877 $2,172 $1,544 $1,798 $1,965 $2,264 $2,653 $3,016 $4,696 $5,283 $4,069 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 Millions Commercial and Industrial (including lease loans) Commercial Real Estate (including construction real estate)

Retail Banking 1 +9% CAGR2 1 FOBB merger added $1.9 billion in deposits. 2 Excludes impact of FOBB merger. Including FOBB CAGR = 13%. $391 $431 $456 $552 $623 $641 $924 $876 $960 $447 $496 $490 $620 $713 $636 $1,041 $1,263 $1,465 $311 $325 $352 $448 $523 $469 $391 $368 $1,079 $1,202 $1,316 $1,396 $1,568 $1,545 $2,572 $2,506 $2,838 $272 $615 $570 $478 $865 $474 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 Millions Brokered CDs Time & Public Funds Savings NOW & MMDA Non-Interest Bearing $5,581 $5,514 $2,780 $2,577 $3,176 $3,699 $3,906 $2,372 $6,496

# Strong position in one of the nation's leading MSAs

## Chicago MSA Rankings

| Rank | Institution | Branches | Total Deposits in Market ($mm) | Total Market Share (%) |
|---|---|---|---|---|
| 1 | JPMorgan Chase | 478 | 42,193 | 15.5 |
| 2 | Bank of America | 201 | 36,148 | 13.3 |
| 3 | Harris (Bank of Montreal) | 212 | 26,256 | 9.7 |
| 4 | Northern Trust | 19 | 12,239 | 4.5 |
| 5 | PNC Financial Services | 140 | 11,824 | 4.4 |
| 6 | Fifth Third | 173 | 8,401 | 3.1 |
| 7 | Corus Bankshares | 14 | 8,016 | 3.0 |
| 8 | Citigroup | 74 | 7,662 | 2.8 |
| 9 | Wintrust Financial | 77 | 7,300 | 2.7 |
| **10** | **MB Financial** | **78** | **6,171** | **2.2** |
| 11 | Charter One (Royal Bank of Scotland) | 132 | 5,697 | 2.1 |
| 12 | PrivateBancorp | 8 | 5,163 | 1.9 |
| 13 | First Midwest | 87 | 5,147 | 1.9 |
| 14 | TCF Financial | 213 | 3,331 | 1.2 |
| 15 | FBOP | 33 | 3,085 | 1.1 |
| | All Other Institutions | | 82,976 | 30.6 |
| | **MSA Total** | **3,346** | **271,610** | **100.0** |

## Demographics



Chicago MSA
Cook County
DuPage County
National Average
$67,234
$60,068
$84,952
$54,749
17.1%
19.4%
25.7%
17.0%
Median HH income
Projected HH income growth¹

## Top U.S. MSAs (sorted by deposits)

| MSA | Deposits ($bn) | Projected population growth (%) | Median HH income ($) | Projected HH income growth (%)[1] |
|---|---|---|---|---|
| New York | $785 | 2.24% | $66,612 | 18.8% |
| Los Angeles | 305 | 4.24 | 61,237 | 17.2 |
| **Chicago** | **272** | **5.01** | **67,234** | **17.1** |
| San Francisco | 180 | 2.75 | 81,038 | 19.6 |
| Las Vegas | 168 | 22.12 | 58,391 | 16.3 |

Source: SNL DataSource. Data as of June 30, 2008. Includes pending acquisitions through March 16, 2009

[1] Projection period from 2008 through 2013

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MB has achieved steady growth despite challenging market conditions... Source: Company filings, SNL Financial Note: Chicago peers consist of banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: Amcore, First Midwest, Old Second, Midwest Banc, PrivateBancorp, Taylor, Wintrust 1 Core Revenue = net interest income + other income less any non-core revenue, such as net gain (loss) on sale of securities available for sale and net gain (loss) on sale of assets 2003-2008: 11.0% CAGR 2003-2008: 11.0% CAGR Core Revenue ($mm) Net interest income ($mm) 3.80% 3.64% 3.77% 3.51% 3.74% 3.55% 3.51% 3.41% 3.32% 3.23% 3.16% 2.96% $131 $149 $169 $188 $212 $221 $109 $117 $128 $132 $95 $96 2003 2004 2005 2006 2007 2008 MBFI Chicago Peers $190 $209 $230 $259 $303 $321 $116 $116 $123 $141 $154 $204 2003 2004 2005 2006 2007 2008 MBFI1 Chicago Peers

All Other Fees² 3.6% Deposit Service Fees 8.8% Merchant Processing Fees 5.6% Trust and Asset Mgmt and Brokerage Fees 5.0% Lease Financing Revenues 5.3% Loan Service Fees 2.9% with a well-diversified revenue base Source: Company filings ¹ Excludes non-core revenue (i.e. net gain/(loss) on sale of securities available for sale and assets) ² Includes increase in cash surrender value of life insurance and other operating revenue Focus on growing fee income Likely expansion areas include deposit fees, trust and asset management and leasing Fee Income¹ 31.2% of Total Core Revenue¹ Net Interest Income 68.8% of Total Core Revenue¹

Loan and deposit composition As of December 31, 2008 Total: $6.2 Billion Yield on loans: 5.7% Source: Company filings Note: Loan and deposit composition consist of GAAP data. Yield on loans and cost of deposits are based on the fourth quarter of 2008 Total: $6.5 Billion Cost of deposits: 2.8% Loan Composition Deposit Composition Construction, 12% Commercial Real Estate, 39% Commercial leases, 10% 1-4 family, 5% Other, 4% Commercial loans, 24% Home equity, 6% Non-interest bearing, 15% Money market and NOW, 22% Savings, 6% Certificates of deposit, 40% Other, 4% Brokered deposits, 13%

MB Financial continues to reduce its exposure to construction loans Significant decline in construction and development exposure Decline from $852mm (17.1% of gross loans) in 2006 to $758mm (12.2% of gross loans) in 2008 Source: Company filings As of December 31, 2008 Commerical construction 41% Residential construction 59% Construction Loans by Type Dollars Percent of (in millions) Total Loans Residential Construction Land only - residential construction $85 1% For sale single family development and construction 122 2% For sale condo and townhome development and construction 238 4% Total residential construction 445 7% Commercial Construction Land only - commercial construction 91 2% Commercial construction 222 3% Total commercial construction 313 5% Total construction loans $758 12%

# Robust credit infrastructure



Thomas Prothero 1
Chief Operating Officer, Commercial Banking
(Senior Credit Officer)
Construction Loan Administration 6 FTEs
Appraisal Review 7 FTEs
Credit Administration 4 FTEs
Loan Review 2 4 FTEs
Credit Analysts/ LDPs 33 FTEs
Portfolio Support and Advisory 5 FTEs
Default Administration 19 FTEs
Thomas Watts 3
Chief Credit Officer
(Credit Underwriting and Approval)
Sr Credit Officer, Managed Asset Supervision - CRE 1 FTE
Sr Credit Officer, Managed Asset Supervision C&I and CRE 1 FTE
Credit Officer, Business Banking, Ukrainian Village 1 FTE
Small Business Lending, Business Banking 4 FTEs
Managed Asset Supervision C&I 7 FTEs
Syndicated Lending Portfolio C&I and CRE 1 FTE

Source: Company management

[1] Reports to Chief Commercial Banking Officer
[2] Reports to Audit Committee
[3] Reports to CEO, MB Financial, Inc.

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Credit metrics compare favorably to local peers Source: SNL Financial, Company filings Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: Amcore, First Midwest, Old Second, Midwest Banc, PrivateBancorp, Taylor, Wintrust ¹ Nonperforming assets include loans 90+ days past due & accruing NPAs¹/Assets (%) Reserves/Loans (%) NCOs/Avg. Loans (%) Reserves/NPLs (%) 0.31 0.33 0.65 1.13 1.45 1.71 0.80 0.97 1.10 1.06 1.91 2.36 2007Q3 2007Q4 2008Q1 2008Q2 2008Q3 2008Q4 MBFI Chicago Peers 0.29 0.63 0.57 1.13 0.35 0.36 0.35 2.40 0.80 0.18 0.84 0.17 2007Q3 2007Q4 2008Q1 2008Q2 2008Q3 2008Q4 MBFI Chicago Peers 1.14 1.16 1.38 1.46 2.31 1.20 1.23 1.37 1.77 1.35 1.16 1.24 2007Q3 2007Q4 2008Q1 2008Q2 2008Q3 2008Q4 MBFI Chicago Peers 256 76 164 125 73 155 266 88 99 86 67 63 2007Q3 2007Q4 2008Q1 2008Q2 2008Q3 2008Q4 MBFI Chicago Peers Total Capital Ratio (%) MBFI Chicago Peers 2007Q3 11.83 11.59 2007Q4 11.58 11.58 2008Q1 11.81 11.2 2008Q2 11.59 10.54 2008Q3 11.65 10.72 2008Q4 14.07 13.07

MB Financial has maintained stronger capital levels vs. peers TCE/TA (%) TCE/RWA (%) Tier 1 Ratio (%) Total Capital Ratio (%) Source: SNL Financial, Company filings Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: Amcore, First Midwest, Old Second, Midwest Banc, PrivateBancorp, Taylor, Wintrust 6.0 6.3 6.2 6.0 6.1 5.6 5.8 5.6 5.6 5.5 4.9 4.6 2007Q3 2007Q4 2008Q1 2008Q2 2008Q3 2008Q4 MBFI Chicago Peers 10.3 9.3 9.8 9.8 9.6 12.1 9.6 9.0 8.2 10.2 9.3 8.7 2007Q3 2007Q4 2008Q1 2008Q2 2008Q3 2008Q4 MBFI Chicago Peers 7.5 7.6 7.3 7.1 7.2 6.5 6.8 5.5 7.4 7.3 5.5 7.0 2007Q3 2007Q4 2008Q1 2008Q2 2008Q3 2008Q4 MBFI Chicago Peers Total Capital Ratio (%) MBFI Chicago Peers 2007Q3 11.8 11.6 2007Q4 11.6 11.6 2008Q1 11.8 11.2 2008Q2 11.6 10.5 2008Q3 11.7 10.7 2008Q4 14.1 13.1

# MB Financial's balance sheet can withstand a severe credit shock

## FDIC economic stress scenarios

| | 2009 | 2010 |
|---|---|---|
| **Real GDP[1]** | **(%)** | **(%)** |
| *Average Baseline[2]* | *(2.0%)* | *2.1%* |
| Consensus Forecasts | (2.1) | 2.0 |
| Blue Chip | (1.9) | 2.1 |
| Survey of Professional Forecasters | (2.0) | 2.2 |
| *Alternative More Adverse* | *(3.3)* | *0.5* |
| **Civilian unemployment rate[3]** | | |
| *Average Baseline[2]* | *8.4%* | *8.8%* |
| Consensus Forecasts | 8.4 | 9.0 |
| Blue Chip | 8.3 | 8.7 |
| Survey of Professional Forecasters | 8.4 | 8.8 |
| *Alternative More Adverse* | *8.9* | *10.3* |
| **House prices[4]** | | |
| *Baseline* | *(14%)* | *(4%)* |
| *Alternative More Adverse* | *(22)* | *(7)* |

Source: FDIC.gov
[1] Percent change in annual average
[2] Baseline forecasts for real GDP and the unemployment rate equal the average of projections released by Consensus Forecasts, Blue Chip, and Survey of Professional Forecasters in February
[3] Annual average
[4] Case-Shiller 10-City Composite, percent change, fourth quarter of the previous year to fourth quarter of the year indicated

## Sensitivity analysis

| | Various Credit Stress Situations | | | | |
|---|---|---|---|---|---|
| Default percentage | 4% | 8% | 12% | 16% | 20% |
| Loss given default | 50% | 50% | 50% | 50% | 50% |
| Net charge-off percentage | 2% | 4% | 6% | 8% | 10% |
| Net charge-offs (dollars in thousands) | $ 124,571 | $ 249,143 | $ 373,714 | $ 498,285 | $ 622,856 |
| | **Resulting Capital Ratios Considering Impact of 2009-2010 Earnings (2)** | | | | |
| TCE/TA | 6.77% | 5.87% | 4.94% | 4.03% | 3.08% |
| Tier 1 ratio | 13.20% | 12.17% | 11.11% | 10.03% | 8.93% |
| Total capital | 15.19% | 14.18% | 13.15% | 12.09% | 11.01% |
| | **If necessary, impact of Dividend Reduction to $0.01 Per Share** | | | | |
| TCE/TA | 7.11% | 6.22% | 5.30% | 4.39% | 3.46% |
| Tier 1 ratio | 13.66% | 12.63% | 11.58% | 10.51% | 9.40% |
| Total capital | 15.64% | 14.64% | 13.61% | 12.56% | 11.49% |

Note: Analysis assumes reduction of assets due to elimination of $250mm of excess cash on the balance sheet at December 31, 2008
(1) Net charge-offs based on $6.2 billion of gross loans, 50% recovery rate, and ratio of allowance to total loans post charge-offs of 1.20%
(2) 2009 and 2010 earnings run rate based on annualized average quarterly pre-tax pre-provision income in 2008, adjusted for taxes

13

Strong liquidity position Primary sources of funds are retail and commercial deposits, short-term and long-term borrowings, public funds and funds generated from operations Built significant liquidity in the second half of 2008 Strong funding growth - deposits increased by $982mm in 2008 (17.8%) Received $196 million from the issuance of preferred securities pursuant to the TARP Capital Purchase Program Lengthened average remaining term of brokered CDs to 1.7 years At December 31, 2008, subsidiary bank had outstanding letters of credit, loan origination commitments and unused commercial and retail lines of credit of approximately $1.8 billion Ability to borrow an additional $132.7 million from the Federal Home Loan Bank At December 31, 2008, the Company had $544.2 million of unpledged investment securities Ability to borrow an additional $202.4 million through the Federal Reserve Term Auction at December 31, 2008 Source: Company filings, Company management Note: Financial data as of December 31, 2008 Liquidity sources $7,614 Liquidity sources Amount ($mm) Core funding: Non-interest bearing deposits $960 Money market and NOW accounts 1,465 Savings accounts 368 Certificates of deposit 2,605 Customer repurchase agreements 283 Total core funding 5,681 Wholesale funding: Public funds deposits 233 Brokered deposit accounts 865 Other short-term borrowings 206 Long-term borrowings 421 Subordinated debt 50 Junior subordinated notes issued to capital trusts 159 Total wholesale funding 1,934 Total funding $7,614

Q1 2009 Update (Through February 28, 2009) The net interest margin, on a fully tax equivalent basis, increased 7 basis points to 3.07% in 2009 compared to the fourth quarter of 2008. Strong commercial loan growth has continued in 2009. Commercial related loans increased by 9%, on an annualized basis. Deposits, including Heritage Community Bank deposits acquired, increased 14%, on an annualized basis. We have recorded approximately $3.5 million in security gains. Non-performing assets, excluding Heritage Community Bank covered loans acquired, increased to $217 million, or 2.44% of total assets, as residential construction loans continued to deteriorate. We have maintained our strong liquidity position ($194 million in excess cash).

Market dislocation may create many in-footprint opportunities in the Chicago MSA Represents $54bn in total deposits, or over 20% of total deposits in MSA At least 45 of these banks are experiencing credit stress, with a Texas Ratio greater than 50% Source: SNL Financial, FactSet, Company filings 1 Includes Illinois based banks with assets between $500mm - $5bn (excluding Chicago peers) 2 Non-performing assets divided by tangible common equity Over 120 Banks with Assets Greater than $150mm and Less Than $5bn MB Financial’s competitive advantage MBFI Chicago peers Illinois banks1 Texas Ratio Frequency2 0 2 4 6 8 10 12 14 16 18 20 0.0 0.1 to 10.0 10.1 to 20.0 20.1 to 30.0 30.1 to 40.0 40.1 to 50.0 50.1 to 60.0 60.1 to 70.0 70.1 to 80.0 80.1 to 90.0 90.1 to 100.0 100.1 to 110.0 110.1 to 120.0 120.1 to 130.0 Over 130 Texas Ratio (percent) Number of Banks 14.1% 13.1% 11.4% Total capital 1.8% 1.3% 2.3% Reserves/loans NPAs/Assets Frequency 0 2 4 6 8 10 12 14 16 18 20 0.0 0.1 to 0.5 0.6 to 1.0 1.1 to 1.5 1.6 to 2.0 2.1 to 2.5 2.6 to 3.0 3.1 to 3.5 3.6 to 4.0 4.1 to 4.5 4.6 to 5.0 5.1 to 5.5 5.6 to 6.0 6.1 to 6.5 Over 6.5 NPAs/Assets (percent) Number of Banks 1.7% 2.2% 2.4% NPAs/assets

# Disciplined acquiror and experienced integrator

2000 — 2002 — 2004 — 2006 — 2008 — 2009

**FSL Holdings (Chicago, IL)**

- February 8, 2001
- $41mm all cash

**MidCity Financial (Chicago, IL)**

- April 19, 2001
- $275mm all stock
- Merger of equals
- Combined assets and deposits of $3,465mm and $2,822mm, respectively

**First Lincolnwood (Lincolnwood, IL)**

- December 27, 2001
- $35mm all cash
- Acquired $227mm in assets and $183mm in deposits

**LaSalle Systems Leasing, Inc.**

- April 12, 2002
- $40mm all cash

**South Holland Bancorp (South Holland, IL)**

- November 1, 2002
- $93mm all cash
- Acquired $532mm in assets and $454mm in deposits

**First Security Fed Financial (Chicago, IL)**

- January 9, 2004
- $67mm in stock; $83mm cash
- Acquired $501mm in assets and $314mm in deposits

**First Oak Brook Bancshares (Oak Brook, IL)**

- May 1, 2006
- $304mm in stock; $74mm cash
- Acquired $2,362mm in assets and $1,914mm in deposits

**Cedar Hill Associates, LLC (Chicago, IL)**

- April 18, 2008
- Asset management firm with approximately $960mm in assets under management

**Heritage Community Bank (Glenwood, IL)**

- February 27, 2009
- FDIC assisted deal
- Entered into a loss-sharing agreement with the FDIC on all purchased assets

Source: SNL Financial, Company filings

17

MB Financial acquires all deposits of Heritage Community Bank with minimal credit exposure Source: SNL Financial, company filings Note: Financial data as of December 31, 2008 ¹ Credit exposure after loss sharing agreement of $16.4mm – asset discount of $14.5mm Transaction overview Key transaction metrics Chicago MSA On February 27, 2009, Heritage Community Bank, of Glenwood, Illinois, was closed and the Federal Deposit Insurance Corporation (FDIC) was appointed as receiver MB Financial (MBFI) assumed all of the deposits of Heritage Community Bank ($214mm) at a premium of $2.1mm and all assets ($226mm) at a discount of $14.5mm The FDIC will reimburse MBFI for 80% of charge-offs up to $51.8mm and 95% over $51.8mm Loss-sharing starts from dollar one 90-day option to purchase the Bank’s owned premises and equipment or assume leases on the leased branches Immediately accretive to MBFI Very minimal loss exposure, although optically will result in an increase in NPAs McHenry Lake DeKalb Kane DuPage Cook Will Kendall Grundy La Salle At announcement ($mm) Assets acquired $226 Loans acquired 173 Effective credit exposure¹ 2 Asset premium (discount) (14) Deposits acquired 214 Core 210 Core deposit intangibles created 2

Comparison vs. Chicago peers Sorted by assets Source: SNL Financial, FactSet, Company filings Note: Chicago peers consist of banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn; Market data as of March 19, 2009; Financial data LTM as of December 31, 2008; NCO/Avg. Loans for year ended December 31, 2008 0.8% 98.7% 1.7% 2.3% 3.16% 1.6% (53.2%) $488.7 $8.8 MB Financial, Inc. 2.0% 63.0% 2.4% 1.8% 2.81% (16.8%) (77.4%) Peer group median 0.4% 38.8% 4.2% 1.8% 3.45% 5.7% (77.4%) 81.6 3.0 Old Second Bancorp, Inc. 2.2% 61.6% 2.4% 1.8% 2.75% (33.8%) (93.8%) 20.9 3.6 Midwest Banc Holdings, Inc. 2.5% 64.2% 4.9% 4.0% 2.55% (50.4%) (78.6%) 46.5 4.4 Taylor Capital Group, Inc. 2.6% 44.9% 6.5% 3.6% 2.83% (30.0%) (94.1%) 29.7 5.1 AMCORE Financial, Inc. 0.7% 69.5% 2.3% 1.8% 3.61% 9.5% (70.3%) 426.5 8.5 First Midwest Bancorp, Inc. 2.0% 85.4% 1.6% 1.4% 2.75% (16.8%) (58.3%) 451.7 10.0 PrivateBancorp, Inc. 0.5% 63.0% 1.6% 0.9% 2.81% 3.0% (60.9%) $301.3 $10.7 Wintrust Financial Corporation (%) (%) (%) (%) (%) (%) Since 1/1/08 ($mm) ($bn) Avg. Loans NPLs Assets Loans NIM ROAE Performance Cap Assets NCO/ Reserves/ NPAs/ Reserves/ Core Stock Price Market Total Asset Quality Profitability

Summary Premier middle market franchise in Chicago MSA Well-diversified core revenue base with stable growth Conservative credit management Well positioned for opportunistic acquisitions in core geographies Strong and experienced management team

Appendix

MBFI financial highlights Financial highlights over time Source: SNL Financial, Company management Quarterly performance 2005 2006 2007 2008 2008Q1 2008Q2 2008Q3 2008Q4 Balance Sheet ($mm) Total Assets $5,719 $7,978 $7,835 $8,820 $8,090 $8,407 $8,359 $8,820 Total Gross Loans 3,480 4,971 5,616 6,229 5,829 6,001 6,096 6,229 Total Deposits 3,906 5,581 5,514 6,496 5,680 6,038 6,369 6,496 Common Equity 507 847 862 873 872 878 887 873 Tangible Common Equity 374 449 467 472 477 476 485 472 Income Statement ($mm) Net Interest Income $169 $188 $212 $221 $53 $56 $57 $55 Non-Interest Income 60 71 100 98 25 26 26 22 Loan Loss Provisions 8 10 19 126 23 12 18 73 Non-interest Expense 133 159 207 201 48 52 52 48 Net Income 65 67 94 16 6 22 13 (25) Profitability Ratios Core ROAA (%) 1.19% 0.96% 0.73% 0.18% 0.25% 1.08% 0.60% (1.16%) Core ROAE (%) 13.4% 10.1% 6.8% 1.6% 2.2% 10.1% 5.7% (10.4%) Net Interest Margin (%) 3.74% 3.51% 3.32% 3.16% 3.22% 3.25% 3.18% 3.00% Efficiency Ratio (%) 56.5% 59.6% 55.9% 61.2% 61.1% 62.0% 60.9% 60.9% Capital Adequacy TCE/TA (%) 6.69% 5.93% 6.28% 5.61% 6.20% 5.95% 6.10% 5.61% Tier 1 Ratio (%) 11.7% 10.5% 9.8% 12.1% 9.8% 9.6% 9.6% 12.1% Total Capital Ratio (%) 12.9% 11.8% 11.6% 14.1% 11.8% 11.6% 11.7% 14.1% Asset Quality Ratios NCOs/ Avg. Loans (%) 0.24% 0.24% 0.25% 0.79% 0.63% 0.57% 0.80% 1.13% NPAs/ Loans & OREO (%) 0.57% 0.49% 0.46% 2.42% 0.83% 1.56% 1.96% 2.42% Reserves/ Loans (%) 1.22% 1.19% 1.16% 2.31% 1.35% 1.38% 1.46% 2.31% Reserves/ NPLs (%) 210% 275% 266% 99% 155% 88% 76% 99%

Non-GAAP disclosure reconciliations This schedule reconciles one financial measure in our presentation determined by a method other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This measure is net interest margin on a fully tax equivalent basis. Net interest margin on a fully tax equivalent basis is determined by dividing net interest income on a fully tax equivalent basis by average interest-earning assets. The most directly comparable GAAP measure, net interest margin, is determined by dividing net interest income by average interest-earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. We believe that it is a standard practice in the banking industry to present net interest margin on a fully tax equivalent basis, and accordingly believe that providing this measure may be useful for peer comparison purposes. The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: 3.16% 0.13% 3.03% 2008 2003 2004 2005 2006 2007 2008 Net interest margin 3.72% 3.67% 3.62% 3.40% 3.20% 3.03% Plus: Tax equivalent effect 0.08% 0.10% 0.12% 0.11% 0.12% 0.13% Net interest margin, fully tax equivalent 3.80% 3.77% 3.74% 3.51% 3.32% 3.16%

Non-GAAP disclosure reconciliations (continued) The following table presents a reconciliation of tangible common equity to shareholders’ common equity (in thousands): $471,976 $485,104 $475,871 $477,051 $466,843 $449,149 $373,790 Tangible common equity 16,754 17,348 17,941 15,949 16,479 18,756 8,186 Less: other intangible, net of tax benefit 387,069 387,069 387,069 379,047 379,047 379,047 125,010 Less: goodwill 2,629 2,595 2,564 - - - - Plus: minority interest $873,170 $886,926 $878,317 $872,047 $862,369 $846,952 $506,986 Common stockholders' equity - as reported 2008 2008 2008 2008 2007 2006 2005 December 31, September 30, June 30, March 31, December 31, December 31, December 31,

Sensitivity Analysis Data December 31, 2008 Balances (in thousands) Tangible common equity 471,976 Tier 1 Capital 802,384 Total Capital 936,027 Tangible assets 8,165,940 Risk-weighted assets 6,647,755 Total loans 6,228,563 Allowance for loan losses 144,001 Assumptions Effective tax rate 35% Allowance to total loans (post charge-off shock) 1.20% Recovery rate 50% MB Financial historic pre-provision earnings (in thousands) 2008Q1 2008Q2 2008Q3 2008Q4 Average Provision for loan losses $22,540 $12,200 $18,400 $72,581 Net interest income $53,463 $56,073 $56,606 $54,746 Non-interest income $24,537 $25,567 $26,425 $21,937 Non-interest expense $48,224 $52,126 $52,166 $48,271 Pre-tax pre-provision net income $29,776 $29,514 $30,865 $28,412 $29,642

Sensitivity Analysis Data (Continued) Various Credit Stress Situations Default percentage 4% 8% 12% 16% 20% Loss given default 50% 50% 50% 50% 50% Net charge-off percentage 2% 4% 6% 8% 10% Resulting data under various stress situations (int thousands) Potential charge-offs $124,571 $249,143 $373,714 $498,285 $622,856 Less allowance for loan losses over 1.20% of loans 72,248 75,238 78,227 81,217 84,207 Needed provision 52,323 173,905 295,486 417,068 538,650 Plus: 2009-2010 earnings pre-provision, pre-tax earnings 237,134 237,134 237,134 237,134 237,134 Income before taxes 184,811 63,229 (58,352) (179,934) (301,516) Taxes 64,684 22,130 (20,423) (62,977) (105,530) Net income $120,127 $41,099 $(37,929) $(116,957) $(195,985) 2009-2010 dividend payments $33,534 $33,534 $33,534 $33,534 $33,534 2009-2010 dividend payments (if reduced) 2,794 2,794 2,794 2,794 2,794 2010 adjusted tangible common equity 558,569 479,541 400,513 321,485 242,457 2010 adjusted Tier 1 capital 888,977 809,949 730,921 651,893 572,865 2010 adjusted total capital 1,022,620 943,592 864,564 785,536 706,508 2010 tangible assets 8,252,533 8,173,505 8,107,588 7,986,006 7,864,424 2010 risk-weighted assets 6,734,348 6,655,320 6,576,292 6,497,264 6,418,236

Investor Presentation Mitchell Feiger, Chief Executive Officer and President Jill E. York, Vice President and Chief Financial Officer March 2009 NASDAQ: MBFI

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 23rd day of March 2009.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

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